Exhibit 10.8

INTERCONTINENTALEXCHANGE, INC.
2000 STOCK OPTION PLAN
As Amended and Restated September 20, 2004

     1. PURPOSE

     IntercontinentalExchange, Inc. (the “Corporation”) hereby establishes a stock option plan to be known as the IntercontinentalExchange, Inc. 2000 Stock Option Plan (the “Plan”). The Plan is intended to attract Employees with outstanding qualifications to the Corporation and its subsidiaries, and to retain and reward these Employees of the Corporation, by providing an opportunity to obtain a proprietary interest in the Corporation.

     2. DEFINITIONS

     The following words and phrases when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

     (a) “Act” shall mean the Securities Act of 1933, as amended from time to time, and all rules promulgated thereunder.

     (b) “Board” shall mean the board of directors of the Corporation.

     (c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and all regulatory guidance thereunder. A reference to any particular Section of the Code shall be deemed to refer to any successor provisions thereto.

     (d) “Committee” shall mean the Compensation Committee of the Board. In addition the Board shall have all the powers of the Committee.

     (e) “Corporation” shall mean IntercontinentalExchange, Inc., a Delaware corporation.

     (f) “Employee” shall mean an individual who is employed (within the meaning of Code Section 3401) by the Corporation or its Subsidiaries or is a director of the Corporation.

     (g) “Exercise Price” shall mean the price per Share of Stock, determined by the Committee and set forth in the relevant option agreement, at which an Option may be exercised.

     (h) “Fair Market Value” shall mean the value of one Share of Stock, determined as follows:

          (1) if the Shares are traded on an exchange, the price at which Shares were traded at the close of business on the date of valuation;

          (2) if the Shares are traded over-the-counter on the NASDAQ System, the mean between the bid and asked prices on the System at the close of business on the date of valuation; and

          (3) if neither Paragraph (1) nor Paragraph (2) is applicable, the fair market value as determined by the Committee in its sole and absolute discretion, in good faith. This determination shall be conclusive and binding on all persons.

     (i) “Option” shall mean an incentive stock option within the meaning of Code Section 422(b) or an option that is not an incentive stock option (i.e. a Nonqualified Stock Option) but not described in Code Section 423(b).

     (j) “Optionee” shall mean an Employee who has been granted an Option.

     (k) “Plan” shall mean this IntercontinentalExchange, Inc. 2000 Stock Option Plan, as it may be amended from time to time.

     (l) “Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

     (m) “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Securities Act, as amended from time to time, then in effect or any successor provisions.

     (n) “Securities Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any regulatory guidance promulgated thereunder.

     (o) “Share” shall mean one share of Stock, adjusted under Section 9 of the Plan (if applicable).

     (p) “Stock” shall mean the Class A Common Stock, Series 2, par value $0.01 per Share, of the Corporation.

     (q) “Subsidiary” shall mean any corporation, other than the Corporation, in an unbroken chain of corporations beginning with the Corporation if, at the time of the grant of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

     3. EFFECTIVE DATE

     The Plan was originally effective June 28, 2000. The changes made by this amendment and restatement are clarifying and therefore are effective June 28, 2000 except for the changes made to Sections 7(1) and 10, which are effective September 20, 2004 for options granted on or after September 20, 2004.

     (a) Prior to July 18, 2001, Sections 1, 2(j), 4 and 5 allowed options to be granted to independent contractors, Section 2(p) defined Stock as common stock, and

Section 6 allowed options for only 1,000,000 shares (2,841,000 shares after the stock split) to be granted.

     (b) Prior to December 11, 2001, Section 6 allowed options for only 3,855,000 shares to be granted.

     (c) Prior to April 24, 2002, Section 5 did not allow options to be granted to directors, and Section 6 allowed options for only 8,635,651 shares to be granted.

     (d) Prior to September 25, 2003, Section 6 allowed options for only 12,210,651 shares to be granted.

     4. ADMINISTRATION

     The Plan shall be administered and interpreted by the Committee. The Committee shall from time to time, in its sole and absolute discretion, select the Employees who are to be granted Options and determine the number of Shares to be optioned to each Optionee. A Committee member shall in no event participate in any determination relating to Options held by or to be granted to such Committee member. The interpretation and construction by the Committee of any provisions of the Plan or of any Option shall be final and shall be given the maximum deference permitted under the law. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     5. PARTICIPATION

     The Optionees shall be such persons as the Committee selects from the Corporation’s Employees.

     6. STOCK

     The stock subject to Options granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Stock. The aggregate number of Shares that may be issued upon exercise of Options under the Plan shall not exceed twenty one million (21,000,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of the Option may again be made subject to an Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in and upon the occurrence of an event specified in Section 9.

     7. TERMS AND CONDITIONS OF OPTIONS

     (a) Option Agreements Options shall be evidenced by written option agreements in such form as the Committee shall from time to time determine. These agreements shall comply with and be subject to the terms and conditions set forth below.

     (b) Number of Shares Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment under Section 9.

     (c) Exercise Price Each option agreement shall state the Exercise Price of the Options granted thereunder.

     (d) Medium and Time of Payment The Purchase Price shall be paid in such medium as the Committee shall from time to time determine, in its sole and absolute discretion. The applicable option agreement shall provide that the Purchase Price may be paid in one or more of the following manners:

          (1) in United States dollars upon the exercise of the Option;

          (2) by the surrender of Shares in good form for transfer, owned by the person exercising the Option at least six months (or shares that are deemed inactive for purposes of accounting rules so there would be no charge to earnings) and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price;

          (3) with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of this note shall be determined by the Committee in its sole and absolute discretion. The Committee may require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing payment of this note, and the Corporation may retain possession of the stock certificate(s) representing these Shares in order to perfect its security interest; or

          (4) such other medium the Committee determines, in its sole and absolute discretion.

     If the Corporation determines that it should withhold local, state, or Federal taxes upon the exercise of an Option, as a condition to the exercise the Optionee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy these withholding requirements.

     (e) Right of First Refusal Any shares of Stock received pursuant to the exercise of an Option which are not readily tradeable on an established market shall be subject to a “right of first refusal.” The right of first refusal shall provide that, prior to any subsequent transfer, the shares must first be offered for purchase in writing to the Corporation at the then fair market value. The price specified in a bona fide written offer from an independent prospective buyer will be deemed to be the fair market value of such Stock for this purpose. The Corporation will have a total of thirty (30) business days to exercise the right of first refusal on the same terms offered by an independent prospective buyer. The Corporation may assign any right of first refusal it may have, whether or not then exercisable, to person(s) as may be selected by the Corporation. The right of first refusal shall terminate upon the effective date of the Corporation’s initial public offering (IPO).

     (f) Term and Nontransferability of Options Each option agreement shall state the time or times when all or part of the Option thereunder becomes exercisable. No Option granted to an Optionee shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee’s death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

     (g) Termination of Employment (Except by Death) If an Optionee ceases to be all Employee for any reason other than his or her death, the Optionee shall have the right, subject to the restrictions of Subsection (f), to exercise the Options for at least within fourteen (14) days after ceasing to be an Employee. At the date of ceasing to be an Employee, the Optionee’s right to exercise such Option must have accrued pursuant to the terms of the applicable option agreement and must not have been previously exercised.

     For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave, or any other bona fide leave of absence (to be determined in the sole and absolute discretion of the Committee).

     (h) Death of Optionee If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, the Option may be exercised in full, subject to the restrictions of Subsection (f), at any time within 12 months after the Optionee’s death. The Option may be exercised solely by the executors or administrators of the Optionee’s estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance. At the date of death, the Optionee’s right to exercise the Option must have accrued, must not have been forfeited pursuant to the terms of the applicable option agreement, and must not have been previously exercised.

     (i) Rights as Stockholder An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9.

     (j) Modification, Extension, and Renewal of Options Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefore. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     (k) Sequential Exercise Unless required by law or by the particular option agreement, Options may be exercisable with respect to all or any part of the Shares without regard to the sequence in which options were granted to the Optionee (under this Plan or otherwise).

     (l) Cancellation and Rescission If an Optionee who has a contract of employment that defines Optionee’s obligations with respect to competition with the Corporation violates such obligations, or if an Optionee that has no such contract either renders services for any organization or business which is or becomes competitive with the Corporation or engages directly or indirectly in any organization or business which is or becomes otherwise prejudicial to or in conflict with the interests of the Corporation, prior to or during a six-month period after any exercise of an Option, such exercise shall be cancelled and rescinded. The Committee shall notify the Optionee in writing of any such cancellation and rescission within two years after such exercise. Within ten days after receiving such notice from the Committee, the Optionee shall pay to the Corporation the amount of any gain realized or payment received as a result of the cancelled and rescinded exercise of the Option.

     (m) Other Provisions The option agreements may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or on a subsequent sale of the Stock) as the Committee shall deem advisable.

     8. TERM OF PLAN

     Options may be granted pursuant to the Plan until the expiration of the Plan on June 27, 2010.

     9. RECAPITALIZATIONS

     The number of Shares covered by the Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

     Subject to the provisions of Section 11, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

     To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

     Except as expressly provided in this Section 9 and Section 11,

     (a) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, or spin-off of assets or stock of another corporation, and

     (b) any issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

     The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure; to merge or consolidate; or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

     10. RESTRICTIONS ON SHARES ACQUIRED

     The Corporation (or a representative of the Corporation’s underwriter(s)) may, in connection with the first underwritten registration of the offering of any securities of the Corporation, require that Optionee not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to, any Shares or other securities of the Corporation held by Optionee, for a period of time specified by the underwriter(s) (not to exceed 12 months) following the Corporation’s effective date of registration. Optionee will execute and deliver such other agreements that are reasonably requested by the Corporation or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto, and the Corporation may impose stop-transfer instructions with respect to Optionee’s Shares until the end of such specified period.

     11. SECURITIES LAW REQUIREMENTS

     (a) Legality of Issuance No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

          (1) it and the Optionee have taken all actions required to register the Shares under the Act, or to perfect an exemption from the registration requirements of the Act or any state or other securities laws;

          (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

          (3) all other applicable provisions of Federal, state or any other law have been satisfied.

     Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the sale of Shares under the Plan is not registered under the Act but an exemption is available that requires an investment representation or other representation, each Optionee shall be required to represent that the Shares are being acquired for investment, and not with a view to sale or distribution, and to make any other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and any other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

     (b) Registration or Qualification of Securities The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action to cause the sale of Shares under the Plan to comply with any law.

     (c) Exchange of Certificates If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but lacking the legend.

     12. AMENDMENT OF THE PLAN

     The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend, discontinue, or terminate the Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Corporation’s stockholders, no such revision or amendment shall:

     (a) increase the number of Shares subject to the Plan;

     (b) change the designation in Section 5 with respect to the classes of persons eligible to receive Options; or

     (c) amend this Section 12 to defeat its purpose.

     Additionally, stockholder approval shall be required for any other amendment if any other requirements of Rule 16b-3b require stockholder approval to amend. No amendment may materially adversely affect a previously granted Option without the consent of the Optionee.

     13. APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

     14. APPROVAL OF STOCKHOLDERS

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote, and in no event later than June 27, 2001. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment shall also be subject to approval by the Corporation’s stockholders to the extent required by Section 12.

     15. NUMBER AND GENDER

     The masculine, feminine, and neuter, wherever used in the Plan or in any option agreement, shall refer to either the masculine, feminine, or neuter; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     16. LEGENDS

     The Corporation reserves the right to cause appropriate legends to be imprinted on the certificates representing shares of Stock to reflect all restrictions and limitations referred to in this Plan.

     17. GOVERNING LAW

     The laws of the State of Georgia (without regard to conflict of laws provisions) shall govern all matters relating to this Plan, except to the extent superseded by Federal law.

     18. EXECUTION

     To record the amendment and restatement of the Plan by the Board on September 20, 2004, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

     IN WITNESS WHEREOF, this stock option plan is executed by duly authorized officers, as of September 20, 2004.

INTERCONTINENTALEXCHANGE, INC.

By	/s/ Jeffrey C. Sprecher

Jeffrey C. Sprecher, Chairman and Chief
Executive Officer

By	/s/ Johnathan H. Short

Johnathan H. Short, Secretary

[Seal]